UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2012

THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-12227	72-1106167
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4171 Essen Lane, Baton Rouge, Louisiana  70809
(Address of principal executive offices and zip code)

(225) 932-2500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

As of November 26, 2012, there were 66,622,075 shares of Shaw Group Inc. (“Shaw”) common stock outstanding.

As previously announced, Shaw is holding a special meeting of its shareholders to approve its previously announced definitive merger agreement with Chicago Bridge & Iron Company N.V. (“CBI”) to acquire Shaw. The meeting will be held December 21, 2012, at 9 a.m. Central time at Shaw’s headquarters located at 4171 Essen Lane in Baton Rouge, La. Shaw’s shareholders of record at the close of business Nov. 30, 2012, will be able to vote on the merger proposal.

Shaw cannot complete the merger and shareholders will not receive payment unless the merger proposal is approved by the affirmative vote of the holders of at least 75 percent of the shares of Shaw common stock outstanding on the record date (excluding shares beneficially owned by “Related Persons,” as defined in Shaw’s charter), as well as the affirmative vote of at least a majority of the voting power present.  Accordingly, as an example, if there is no change in the number of shares outstanding prior to the close of business on November 30, 2012, the 5% ownership threshold for purposes of determining a “Related Person” would be 3,331,103.7 shares of Shaw common stock. In order to ensure that your and your affiliates’ shares are included in the calculation of whether the Supermajority Threshold for approval of the Shaw Transaction Proposal has been met, you should monitor the number of shares you beneficially own, in the aggregate, as of November 30, 2012, to ensure you do not meet the 5% ownership threshold on such date. In determining whether or not you are a “Related Person,” you should be aware that you will be deemed to beneficially own Shaw common stock if you have a right to acquire Shaw common stock pursuant to any agreement, or upon exercise of conversion rights, warrants, or options, or otherwise, as well as in other circumstances described in the joint proxy statement.

In connection with the merger, Shaw shareholders will receive approximately $46 per share in cash and stock ($41 in cash and .12883 shares of CB&I common stock). This represents a 72 percent premium to the price of Shaw shares ($26.69) at the close on July 27, 2012, the day before the merger agreement was announced.

Shareholders should be aware that not voting will have the same effect as a vote against the merger proposal. Shareholders are urged to vote by Internet, by telephone or by completing and mailing their proxy cards.

If you have any questions or need assistance voting shares, please contact Morrow & Co. LLC at 800.607.0088 or 203.658.9400.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, Chicago Bridge & Iron Company N.V. (“CB&I”) filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, declared effective by the SEC on November 20, 2012, that includes a proxy statement of The Shaw Group Inc. (“Shaw”) that also constitutes a prospectus of CB&I. Shaw and CB&I began mailing the definitive joint proxy statement/prospectus to shareholders on or about November 20, 2012.  CB&I and Shaw also plan to file other documents with the SEC regarding the proposed agreement.  INVESTORS AND SECURITY HOLDERS OF SHAW ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC, WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about CB&I and Shaw, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CB&I will be available free of charge on CB&I’s internet website at www.cbi.com under the tab “Investor Relations” and then under the tab “SEC Documents” or by contacting CB&I’s Investor Relations Department at 832-513-1200. Copies of the documents filed with the SEC by Shaw will be available free of charge on Shaw’s internet website at www.shawgrp.com under the tab “Investor Relations” and then under the tab “SEC Filings” or by contacting Shaw’s Investor Relations Department at 225-987-7372.

Participants in the Solicitation

CB&I, Shaw, their respective directors and certain of their executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Shaw in connection with the proposed transaction. Information about the directors and executive officers of Shaw is set forth in Shaw’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on December 15, 2011. Information about the directors and executive officers of CB&I is set forth in CB&I’s proxy statement for its 2012 annual meeting of shareholders, which was filed with the SEC on March 22, 2012. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

Statements set forth in this communication that are not historical facts, including statements regarding future financial performance, future competitive positioning and business synergies, future acquisition cost savings, future accretion to earnings per share, future market demand, future benefits to shareholders, future economic and industry conditions, the proposed merger (including its benefits, results, effects and timing), the attributes of Shaw as a subsidiary of CB&I and whether and when the transactions contemplated by the merger agreement will be consummated, are forward-looking statements within the meaning of federal securities laws.  The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could” or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond the companies’ control, which could cause actual benefits, results, effects and timing to differ materially from the results predicted or implied by the statements.

These risks and uncertainties include, but are not limited to:  the failure of the shareholders of CB&I or the shareholders of Shaw to approve the merger; the risk that the conditions to the closing of the merger are not satisfied; the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; uncertainties as to the timing of the merger; competitive responses to the proposed merger; costs and difficulties related to the integration of Shaw’s businesses and operations with CB&I’s business and operations; the inability to or delay in obtaining cost savings and synergies from the merger; unexpected costs, charges or expenses resulting from the merger; litigation relating to the merger; the inability to retain key personnel; and any changes in general economic and/or industry specific conditions.

Shaw and CB&I caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in Shaw’s and CB&I’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings.  All subsequent written and oral forward-looking statements concerning Shaw, CB&I, the proposed transaction or other matters and attributable to Shaw or CB&I or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.  Neither Shaw nor CB&I undertakes any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof.

Item 8.01.  Other Events.

To the extent required, the information in Item 7.01 is incorporated by reference into this Item 8.01.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC.

By:	/S/ John Donofrio

John Donofrio
Executive Vice President, General Counsel and Corporate Secretary
(authorized signatory)

Date: November 27, 2012